Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000	Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended December 31, 2006. This document is dated February 7, 2007. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”)  and value of businesses acquired ("VOBA") and participating income from real estate ventures). Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and value of businesses acquired ("VOBA") and participating income from real estate ventures). Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights
(Dollars in Thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
Pretax Operating Income *	2005	2006	2006	2006	2006	2005	2006

Life Marketing	$48,174	$40,781	$51,225	$40,270	$41,913	$163,661	$174,189
Acquisitions	18,593	19,906	18,958	32,060	33,610	80,611	104,534
Annuities	14,797	4,741	6,150	5,351	8,403	31,933	24,645
Stable Value Contracts	13,172	12,344	11,800	10,429	12,500	54,798	47,073
Asset Protection	6,335	8,738	8,904	(14,401)	6,570	24,901	9,811
Corporate & Other	9,968	11,663	6,848	(3,928)	(2,807)	47,229	11,776
Total Pretax Operating Income	$111,039	$98,173	$103,885	$69,781	$100,189	$403,133	$372,028

Balance Sheet Data

Total GAAP Assets	$28,966,993	$28,952,024	$29,070,910	$38,805,973	$39,679,869
Share Owners' Equity	$2,183,660	$2,104,270	$2,043,711	$2,271,889	$2,316,255
Share Owners' Equity (excluding accumulated other comprehensive income) **	$2,078,440	$2,139,512	$2,193,035	$2,233,494	$2,303,824

Stock Data

Closing Price	$43.77	$49.74	$46.62	$45.75	$47.50	$39.30	$47.50
Average Shares Outstanding
Basic	70,672,518	70,752,202	70,805,802	70,811,292	70,811,686	70,562,186	70,795,453
Diluted	71,496,555	71,559,255	71,381,677	71,355,221	71,204,210	71,350,541	71,374,064

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be Compared. See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure.  "Share-owners' equity" is a GAAP financial measure to which "Share-owners' equity excluding accumulated other comprehensive income" may be compared. See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2005	2006	2006	2006	2006	2005	2006
REVENUES
Gross Premiums and Policy Fees	$515,963	$507,694	$506,211	$637,457	$665,974	$1,955,780	$2,317,336
Reinsurance Ceded	(349,275)	(280,670)	(307,769)	(371,688)	(411,088)	(1,226,857)	(1,371,215)
Net Premiums and Policy Fees	166,688	227,024	198,442	265,769	254,886	728,923	946,121
Net investment income	303,290	299,065	300,734	410,746	409,233	1,180,502	1,419,778
RIGL - Derivatives	(6,154)	13,337	(4,799)	(55,302)	25,248	(30,881)	(21,516)
RIGL - All Other Investments	5,423	5,153	14,663	78,645	5,623	49,393	104,084
Other income	44,101	48,536	53,599	62,355	66,180	181,267	230,670
Total Revenues	513,348	593,115	562,639	762,213	761,170	2,109,204	2,679,137

BENEFITS & EXPENSES
Benefits and settlement expenses	327,932	349,608	335,937	488,948	466,276	1,253,367	1,640,769
Amortization of deferred policy acquisition costs and value of businesses acquired	14,435	50,031	34,153	67,199	55,040	198,503	206,423
Other operating expenses	51,805	67,188	74,807	97,711	87,551	223,685	327,257
Interest on indebtedness	14,342	15,631	15,056	20,457	21,636	56,636	72,780
Total Benefits and Expenses	408,514	482,458	459,953	674,315	630,503	1,732,191	2,247,229

INCOME BEFORE INCOME TAX	104,834	110,657	102,686	87,898	130,667	377,013	431,908
Income tax expense	36,272	38,520	35,745	30,597	45,485	130,446	150,347
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME	$68,562	$72,137	$66,941	$57,301	$85,182	$246,567	$281,561

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$ 1.02	$ 0.90	$ 0.95	$ 0.63	$ 0.91
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.07)	0.11	(0.05)	(0.49)	0.23
RIGL - All Other Investments, net of participating income	0.01	0.00	0.04	0.66	0.05
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$ 0.96	$ 1.01	$ 0.94	$ 0.80	$ 1.19
Average shares outstanding-diluted	71,496,555	71,559,255	71,381,677	71,355,221	71,204,210
Dividends paid	$ 0.195	$ 0.195	$ 0.215	$ 0.215	$ 0.215
PER SHARE DATA FOR YTD
Operating income-diluted *	$ 3.70	$ 0.90	$ 1.85	$ 2.48	$ 3.39	$ 3.70	$ 3.39
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.38)	0.11	0.06	(0.43)	(0.20)	(0.38)	(0.20)
RIGL - All Other Investments, net of participating income	0.14	0.00	0.04	0.70	0.75	0.14	0.75
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$ 3.46	$ 1.01	$ 1.95	$ 2.75	$ 3.94	$3.46	$3.94
Average shares outstanding-diluted	71,350,541	71,559,255	71,469,976	71,431,304	71,374,064	71,350,541	71,374,064
Dividends paid	$ 0.760	$ 0.195	$ 0.410	$ 0.625	$ 0.840	$ 0.760	$ 0.840

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
	2005	2006	2006	2006	2006
ASSETS
Fixed maturities	$15,472,386	$14,965,927	$14,901,325	$21,146,307	$21,367,263
Equity securities	121,012	123,536	121,215	124,495	128,695
Mortgage loans	3,287,745	3,411,337	3,537,842	3,650,356	3,880,028
Investment real estate	72,932	63,858	57,059	52,263	38,918
Policy loans	458,825	456,147	454,225	835,817	839,502
Other long-term investments	279,676	269,345	290,427	290,304	310,225
Long-term investments	19,692,576	19,290,150	19,362,093	26,099,542	26,564,631
Short-term investments	776,139	833,567	734,021	1,377,210	1,381,073
Total investments	20,468,715	20,123,717	20,096,114	27,476,752	27,945,704
Cash	83,670	37,118	35,718	39,285	69,516
Accrued investment income	189,038	198,708	204,572	266,688	284,529
Accounts and premiums receivable	82,080	59,236	114,514	130,427	157,098
Reinsurance receivable	3,020,685	3,146,444	3,212,207	4,541,415	4,607,626
Deferred policy acquisition costs and value of businesses acquired	2,171,988	2,332,639	2,475,843	3,099,726	3,203,147
Goodwill	49,423	49,423	49,423	68,472	94,805
Property and equipment, net	47,010	45,941	44,897	44,569	43,796
Other assets	140,124	144,855	151,499	248,197	215,656
Income Tax Receivable	85,807	96,443	19,577	0	0
Assets Related to Separate Accounts
Variable Annuity	2,377,124	2,447,968	2,391,285	2,604,488	2,750,129
Variable Universal Life	251,329	269,532	275,261	285,954	307,863
Other	0	0	0	0	0

TOTAL ASSETS	$28,966,993	$28,952,024	$29,070,910	$38,805,973	$39,679,869

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
	2005	2006	2006	2006	2006
LIABILITIES AND SHARE-OWNERS' EQUITY

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$11,155,074	$11,447,516	$11,681,465	$14,761,428	$15,117,200
Unearned premiums	740,071	767,074	814,739	906,542	936,647
Stable value product deposits	6,057,721	5,873,092	5,764,856	5,515,633	5,513,464
Annuity deposits	3,388,005	3,330,897	3,328,479	8,943,078	8,958,089
Other policyholders' funds	147,921	147,470	144,951	340,756	328,664
Securities sold under repurchase agreements	0	0	0	0	16,949
Other liabilities	954,716	881,146	923,900	1,110,058	1,306,140
Accrued income taxes	0	0	(2,004)	99,428	16,712
Deferred income taxes	317,317	280,219	240,774	271,894	249,257
Non-recourse funding obligations	125,000	150,000	200,000	250,000	425,000
Debt	482,532	473,032	489,532	471,132	479,132
Liabilities related to variable interest entities	448,093	442,383	435,980	435,756	420,395
Subordinated debt securities	324,743	324,743	324,743	524,743	524,743
Minority interest - subsidiaries	13,687	12,682	13,238	13,194	13,230
Liabilities related to separate accounts
Variable annuity	2,377,124	2,447,968	2,391,285	2,604,488	2,750,129
Variable universal life	251,329	269,532	275,261	285,954	307,863
Other	0	0	0	0	0
Total Liabilities	26,783,333	26,847,754	27,027,199	36,534,084	37,363,614

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	440,475	441,964	443,462	441,589	441,665
Treasury stock	(12,765)	(12,079)	(11,968)	(11,906)	(11,796)
Unallocated ESOP shares	(1,610)	(1,231)	(1,231)	(1,231)	(1,231)
Retained earnings	1,615,714	1,674,232	1,726,146	1,768,416	1,838,560
Accumulated other comprehensive income	105,220	(35,242)	(149,324)	38,395	12,431

Total Share-owners' Equity	2,183,660	2,104,270	2,043,711	2,271,889	2,316,255

TOTAL LIABILITIES AND EQUITY	$28,966,993	$28,952,024	$29,070,910	$38,805,973	$39,679,869

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$31.33	$30.11	$29.23	$32.49	$33.11
Accumulated other comprehensive income	1.51	(0.50)	(2.14)	0.55	0.18
Excluding accumulated other comprehensive income *	$29.82	$30.61	$31.37	$31.94	$32.93

Total Share-owners' Equity	$2,183,660	$2,104,270	$2,043,711	$2,271,889	$2,316,255
Accumulated other comprehensive income	105,220	(35,242)	(149,324)	38,395	12,431
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,078,440	$2,139,512	$2,193,035	$2,233,494	$2,303,824

Common shares outstanding	69,694,049	69,885,344	69,916,577	69,934,277	69,964,648
Treasury Stock shares	3,557,911	3,366,616	3,335,383	3,317,683	3,287,312

*"Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure.  "Share-owners' equity" is a GAAP financial measure to which "Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2005	2006	2006	2006	2006	2005	2006
CALCULATION OF NET INCOME PER SHARE

Net income	$68,562	$72,137	$66,941	$57,301	$85,182	$246,567	$281,561

Average shares outstanding-basic	70,672,518	70,752,202	70,805,802	70,811,292	70,811,686	70,562,186	70,795,453
Average shares outstanding-diluted	71,496,555	71,559,255	71,381,677	71,355,221	71,204,210	71,350,541	71,374,064

Net income per share-basic	$0.97	$1.02	$0.94	$0.81	$1.21	$3.49	$3.98
Net income per share-diluted	$0.96	$1.01	$0.94	$0.80	$1.19	$3.46	$3.94

Income from continuing operations	$68,562	$72,137	$66,941	$57,301	$85,182	$246,567	$281,561

EPS (basic)	$0.97	$1.02	$0.94	$0.81	$1.21	$3.49	$3.98
EPS (diluted)	$0.96	$1.01	$0.94	$0.80	$1.19	$3.46	$3.94

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(6,154)	$13,337	$(4,799)	$(55,302)	$25,248	$(30,881)	$(21,516)
Derivative Gains related to Corporate Debt and Investments	(1,972)	(1,331)	(674)	(654)	(77)	(11,393)	(2,737)
Derivative Gains related to Annuities	351	651	(672)	1,808	960	351	2,747
RIGL - All Other Investments, net of participating income	2,622	(173)	6,495	78,645	5,623	40,709	90,590
Related amortization of DAC & VOBA	(1,052)	0	(1,549)	(6,379)	(1,276)	(24,906)	(9,204)
	(6,205)	12,484	(1,199)	18,118	30,478	(26,120)	59,880
Tax effect	2,172	(4,369)	419	(6,341)	(10,667)	9,142	(20,958)
	$(4,033)	$8,115	$(780)	$11,777	$19,811	$(16,978)	$38,922

RIGL - Derivatives per share-diluted	$(0.07)	$0.11	$(0.05)	$(0.49)	$0.23	$(0.38)	$(0.20)
RIGL - All Other Investments per share-diluted	$0.03	$-	$0.04	$0.66	$0.05	$0.22	$0.75

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.96	$1.01	$0.94	$0.80	$1.19	$3.46	$3.94
Discontinued operations	-	-	-	-	-	-	-
RIGL - Derivatives per share-diluted	(0.07)	0.11	(0.05)	(0.49)	0.23	(0.38)	(0.20)
RIGL - All Other Investments, net of participating income per share-diluted	0.01	0.00	0.04	0.66	0.05	0.14	0.75
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$1.02	$0.90	$0.95	$0.63	$0.91	$3.70	$3.39

NET OPERATING INCOME *

Net income	$68,562	$72,137	$66,941	$57,301	$85,182	$246,567	$281,561
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(5,054)	8,227	(3,994)	(35,197)	16,985	(27,250)	(13,979)
RIGL - All Other Investments net of tax, amortization, and participating income	1,021	(113)	3,216	46,972	2,826	10,272	52,901
Discontinued operations	0	0	0	0	0	0	0
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$72,595	$64,023	$67,719	$45,526	$65,371	$263,545	$242,639

PRETAX OPERATING INCOME **

Income before income tax and discontinued operations	$104,834	$110,657	$102,686	$87,898	$130,667	$377,013	$431,908
RIGL - Derivatives	(6,154)	13,337	(4,799)	(55,302)	25,248	(30,881)	(21,516)
Derivative gains related to corporate debt, investments & annuities	(1,621)	(680)	(1,346)	1,153	883	(11,042)	10
RIGL - All Other Investments, net of participating income	2,622	(173)	6,495	78,645	5,623	40,709	90,590
Related amortization of DAC & VOBA	(1,052)	0	(1,549)	(6,379)	(1,276)	(24,906)	(9,204)
Pretax operating income	$111,039	$98,173	$103,885	$69,781	$100,189	$403,133	$372,028

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary
(Dollars in millions)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR
	2005	2006	2006	2006	2006
Total Portfolio

Fixed Income	$15,472.4	$14,965.9	$14,901.3	$21,146.3	$21,367.3
Mortgage Loans	3,287.7	3,411.3	3,537.8	3,650.4	3,880.0
Real Estate	72.9	63.9	57.1	52.3	38.9
Equities	121.0	123.5	121.2	124.5	128.7
Policy Loans	458.8	456.1	454.2	835.8	839.5
Short Term Investments	776.1	833.6	734.0	1,377.2	1,381.1
Other Long Term Investments	279.7	269.3	290.4	290.3	310.2
Total Invested Assets	$20,468.7	$20,123.7	$20,096.1	$27,476.8	$27,945.7

Fixed Income

Corporate Bonds	$6,821.4	$7,054.1	$6,571.3	$10,247.2	$10,223.1
Mortgage Backed Securities	6,050.8	6,050.9	5,900.0	8,299.4	7,870.3
US Govt Bonds	843.0	199.7	908.4	654.4	1,373.8
Public Utilities	1,704.3	1,615.9	1,477.2	1,821.0	1,784.5
States, Municipals and Political Subdivisions	50.2	45.0	44.1	124.0	115.3
Preferred Securities	2.5	0.1	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$15,472.4	$14,965.9	$14,901.3	$21,146.3	$21,367.3

Fixed Income - Quality

AAA	44.7%	41.9%	46.0%	44.8%	46.2%
AA	3.6%	3.6%	3.4%	6.6%	6.8%
A	15.0%	16.7%	16.2%	18.5%	18.4%
BBB	29.6%	30.3%	29.6%	28.1%	27.0%
BB or Less	7.1%	7.5%	4.8%	2.0%	1.6%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	68.3%	68.2%	68.1%	68.1%	68.3%
Apartments	11.9%	10.9%	10.6%	10.6%	10.0%
Office Buildings	10.3%	10.7%	11.2%	11.7%	11.9%
Warehouses	8.1%	8.0%	7.8%	7.2%	7.1%
Miscellaneous	1.4%	2.2%	2.3%	2.4%	2.7%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$3.1	$0.0	$0.0	$0.0	$0.0
90 Days Past Due	5.1	5.4	3.1	6.6	0.0
Renegotiated Loans	5.6	5.6	0.2	0.2	0.1
Foreclosed Real Estate	8.4	1.6	5.1	5.1	15.7
	$22.2	$12.6	$8.3	$11.8	$15.8

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2005	2006	2006	2006	2006	2005	2006
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$329,423	$325,364	$325,496	$327,355	$349,650	$1,190,623	$1,327,865
Reinsurance Ceded	(261,769)	(208,631)	(237,148)	(206,269)	(254,542)	(902,055)	(906,590)
Net Premiums and Policy Fees	67,654	116,733	88,348	121,086	95,108	288,568	421,275
Net investment income	71,318	72,853	75,474	80,444	79,726	261,859	308,497
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	27,962	29,339	32,735	32,278	43,539	111,202	137,891
Total Revenues	166,934	218,925	196,557	233,808	218,373	661,629	867,663

BENEFITS & EXPENSES
Benefits and settlement expenses	117,552	135,899	122,432	147,213	130,396	392,448	535,940
Amortization of deferred policy acquisition costs and value of businesses acquired	(7,383)	19,466	1,636	21,689	17,436	55,688	60,227
Other operating expenses	8,591	22,779	21,264	24,636	28,628	49,832	97,307
Total Benefits and Expenses	118,760	178,144	145,332	193,538	176,460	497,968	693,474

INCOME BEFORE INCOME TAX	$48,174	$40,781	$51,225	$40,270	$41,913	$163,661	$174,189

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$65,134	$62,986	$63,203	$188,491	$199,890	$261,003	$514,570
Reinsurance Ceded	(19,245)	(16,642)	(16,617)	(112,636)	(110,416)	(74,199)	(256,311)
Net Premiums and Policy Fees	45,889	46,344	46,586	75,855	89,474	186,804	258,259
Net investment income	55,022	54,490	53,626	152,834	152,686	223,201	413,636
RIGL - Derivatives	0	0	0	(58,544)	13,379	0	(45,165)
RIGL - All Other Investments	0	0	0	74,628	(747)	0	73,881
Other income	540	617	293	4,774	359	1,605	6,043
Total Revenues	101,451	101,451	100,505	249,547	255,151	411,610	706,654

BENEFITS & EXPENSES
Benefits and settlement expenses	69,131	67,454	66,984	178,946	184,703	273,626	498,087
Amortization of deferred policy acquisition costs and value of businesses acquired	6,619	6,335	6,809	15,142	11,147	27,072	39,433
Other operating expenses	7,108	7,756	7,754	12,501	14,649	30,301	42,660
Total Benefits and Expenses	82,858	81,545	81,547	206,589	210,499	330,999	580,180

INCOME BEFORE INCOME TAX	18,593	19,906	18,958	42,958	44,652	80,611	126,474

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	0	0	0	(58,544)	13,379	0	(45,165)
Less: RIGL - All Other Investments	0	0	0	74,628	(747)	0	73,881
Add back: Related amortization of deferred policy acquisition costs	0	0	0	5,186	1,590	0	6,776

PRETAX OPERATING INCOME	$18,593	$19,906	$18,958	$32,060	$33,610	$80,611	$104,534

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2005	2006	2006	2006	2006	2005	2006
LIFE MARKETING

SALES BY PRODUCT
Term	$34,538	$37,477	$35,733	$39,552	$32,618	$123,882	$145,380
U/L	40,674	31,488	16,109	13,028	15,090	165,368	75,715
VUL	1,432	1,285	1,628	1,697	1,914	5,465	6,524
Total	$76,644	$70,250	$53,470	$54,277	$49,622	$294,715	$227,619

SALES BY DISTRIBUTION
Brokerage general agents	$38,836	$38,180	$32,644	$33,733	$29,438	$140,575	$133,995
Independent agents	17,652	13,800	9,216	7,814	9,932	75,564	40,762
Stockbrokers/banks	15,663	13,567	8,082	7,116	6,983	65,967	35,748
Direct Response & BOLI	4,493	4,703	3,528	5,614	3,269	12,609	17,114
Total	$76,644	$70,250	$53,470	$54,277	$49,622	$294,715	$227,619

ANNUITIES

SALES
Variable Annuity	$70,220	$73,731	$81,206	$76,299	$91,526	$312,211	$322,762
Immediate Annuity	32,653	45,045	49,113	59,292	73,057	111,929	226,507
Single Premium Deferred Annuity				151,172	124,688	0	275,860
Market Value Adjusted Annuity	31,644	28,373	58,464	112,511	99,166	114,224	298,514
Equity Indexed Annuity	20,506	18,672	29,002	16,975	12,648	48,885	77,297
Total	$155,023	$165,821	$217,785	$416,249	$401,085	$587,249	$1,200,940

PRETAX OPERATING INCOME
Variable Annuity	$14,440	$5,280	$5,425	$3,484	$5,701	$26,004	$19,890
Fixed Annuity	357	(539)	725	1,867	2,702	5,929	4,755
Total	$14,797	$4,741	$6,150	$5,351	$8,403	$31,933	$24,645

DEPOSIT BALANCE
VA Fixed Annuity	$226,437	$223,265	$218,951	$209,135	$206,237
VA Separate Account Annuity	2,310,117	2,382,736	2,331,932	2,424,837	2,559,452
Sub-total	2,536,554	2,606,001	2,550,883	2,633,972	2,765,689
Fixed Annuity	3,207,784	3,201,516	3,256,655	3,521,346	3,780,062
Total	$5,744,338	$5,807,517	$5,807,538	$6,155,318	$6,545,751

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2005	2006	2006	2006	2006	2005	2006
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$8,047	$8,144	$8,000	$7,794	$8,136	$31,810	$32,074
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	8,047	8,144	8,000	7,794	8,136	31,810	32,074
Net investment income	53,756	53,494	54,865	56,475	60,326	218,700	225,160
RIGL - Derivatives	(352)	(651)	672	(1,808)	(960)	(351)	(2,747)
RIGL - All Other Investments	1,812	(90)	1,598	3,412	(223)	30,980	4,697
Other income	1,649	2,899	2,343	2,469	2,725	7,772	10,436
Total Revenues	64,912	63,796	67,478	68,342	70,004	288,911	269,620

BENEFITS & EXPENSES
Benefits and settlement expenses	46,428	47,313	46,883	48,233	48,809	187,791	191,238
Amortization of deferred policy acquisition costs and value of businesses acquired	(3,242)	5,126	7,383	7,778	7,585	37,512	27,872
Other operating expenses	6,170	6,706	7,013	4,761	5,116	25,601	23,596
Total Benefits and Expenses	49,356	59,145	61,279	60,772	61,510	250,904	242,706

INCOME BEFORE INCOME TAX	15,556	4,651	6,199	7,570	8,494	38,007	26,914

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(352)	(651)	672	(1,808)	(960)	(351)	(2,747)
Add back: Derivative gains related to equity indexed annuities	(351)	(651)	672	(1,808)	(960)	(351)	(2,747)
Less: RIGL - All Other Investments	1,812	(90)	1,598	3,412	(223)	30,980	4,697
Add back: Related amortization of deferred policy acquisition costs	1,052	0	1,549	1,193	(314)	24,906	2,428

PRETAX OPERATING INCOME	$14,797	$4,741	$6,150	$5,351	$8,403	$31,933	$24,645

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	81,641	82,233	82,350	80,734	80,336	310,715	325,653
RIGL - Derivatives	(147)	312	98	(13)	210	251	607
RIGL - All Other Investments	(19,922)	(5,166)	612	4,534	574	(16,316)	554
Other income	0	0	0	0	0	0	0
Total Revenues	61,572	77,379	83,060	85,255	81,120	294,650	326,814

BENEFITS & EXPENSES
Benefits and settlement expenses	66,134	67,463	68,415	68,154	65,819	246,134	269,851
Amortization of deferred policy acquisition costs and value of businesses acquired	1,249	1,229	1,136	1,064	1,009	4,694	4,438
Other operating expenses	1,086	1,197	999	1,087	1,008	5,089	4,291
Total Benefits and Expenses	68,469	69,889	70,550	70,305	67,836	255,917	278,580

INCOME BEFORE INCOME TAX	(6,897)	7,490	12,510	14,950	13,284	38,733	48,234

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(147)	312	98	(13)	210	251	607
Less: RIGL-All Other Investments	(19,922)	(5,166)	612	4,534	574	(16,316)	554

PRETAX OPERATING INCOME	$13,172	$12,344	$11,800	$10,429	$12,500	$54,798	$47,073

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$102,997	$100,690	$100,203	$104,564	$99,067	$429,903	$404,524
Reinsurance Ceded	(68,234)	(55,393)	(53,997)	(52,775)	(46,126)	(250,430)	(208,291)
Net Premiums and Policy Fees	34,763	45,297	46,206	51,789	52,941	179,473	196,233
Net investment income	8,112	7,808	8,076	8,649	8,812	32,389	33,345
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	10,475	12,044	16,021	20,597	18,087	46,236	66,749
Total Revenues	53,350	65,149	70,303	81,035	79,840	258,098	296,327

BENEFITS & EXPENSES
Benefits and settlement expenses	17,537	22,209	22,870	26,137	27,202	101,477	98,418
Amortization of deferred policy acquisition costs and value of businesses acquired	16,207	16,920	16,321	20,713	17,111	69,474	71,065
Other operating expenses	13,271	17,282	22,208	48,586	28,957	62,246	117,033
Total Benefits and Expenses	47,015	56,411	61,399	95,436	73,270	233,197	286,516

INCOME BEFORE INCOME TAX	$6,335	$8,738	$8,904	$(14,401)	$6,570	$24,901	$9,811

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2005	2006	2006	2006	2006	2005	2006
STABLE VALUE CONTRACTS

SALES
GIC	$46,800	$46,200	$111,400	$107,500	$29,000	$96,350	$294,100
GFA - Direct Institutional	100,000	0	0	0	0	100,000	0
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	35,000	0	0	0	0	1,035,000	0
GFA - Registered - Retail	31,501	40,841	13,078	54,743	31,164	180,931	139,826
Total	$213,301	$87,041	$124,478	$162,243	$60,164	$1,412,281	$433,926

DEPOSIT BALANCE
Quarter End Balance	$6,057,721	$5,873,092	$5,764,856	$5,515,633	$5,513,464	$6,057,721	$5,513,464
Average Daily Balance	$5,985,502	$5,976,606	$5,853,111	$5,662,236	$5,520,061	$5,872,635	$5,751,796

OPERATING SPREAD	0.90%	0.84%	0.82%	0.75%	0.93%	0.96%	0.84%

ASSET PROTECTION

SALES
Credit	$50,602	$31,847	$39,952	$41,488	$27,482	$208,878	$140,769
Service Contracts	53,780	53,717	73,347	79,183	73,534	228,656	279,781
Other	13,776	16,921	22,900	35,792	39,456	51,230	115,069
Total	$118,158	$102,485	$136,199	$156,463	$140,472	$488,764	$535,619

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	4TH QTR	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS	12 MOS
	2005	2006	2006	2006	2006	2005	2006

REVENUES
Gross Premiums and Policy Fees	$10,362	$10,510	$9,309	$9,253	$9,231	$42,441	$38,303
Reinsurance Ceded	(27)	(4)	(7)	(8)	(4)	(173)	(23)
Net Premiums and Policy Fees	10,335	10,506	9,302	9,245	9,227	42,268	38,280
Net investment income	33,441	28,187	26,343	31,610	27,347	133,638	113,487
RIGL - Derivatives	(5,655)	13,676	(5,569)	5,063	12,619	(30,781)	25,789
RIGL - All Other Investments	23,533	10,409	12,453	(3,929)	6,019	34,729	24,952
Other income	3,475	3,637	2,207	2,237	1,470	14,452	9,551
Total Revenues	65,129	66,415	44,736	44,226	56,682	194,306	212,059

BENEFITS & EXPENSES
Benefits and settlement expenses	11,150	9,270	8,353	20,265	9,347	51,891	47,235
Amortization of deferred policy acquisition costs and value of businesses acquired	985	955	868	813	752	4,063	3,388
Other operating expenses	29,921	27,099	30,625	26,597	30,829	107,252	115,150
Total Benefits and Expenses	42,056	37,324	39,846	47,675	40,928	163,206	165,773

INCOME BEFORE INCOME TAX	23,073	29,091	4,890	(3,449)	15,754	31,100	46,286

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(5,655)	13,676	(5,569)	5,063	12,619	(30,781)	25,789
Less: RIGL-All Other Investments, net of participating income	20,732	5,083	4,285	(3,929)	6,019	26,045	11,458
Add back: Derivative gains related to corporate debt and investments	1,972	1,331	674	654	77	11,393	2,737

PRETAX OPERATING INCOME	$9,968	$11,663	$6,848	$(3,929)	$(2,807)	$47,229	$11,776